UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	333-223964	37-1880617
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193

(Registrant’s telephone number, including area code)

Whiskey Holdco, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 2, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 28, 2018, among WRKCo Inc. (formerly known as WestRock Company) (“WRKCo”), KapStone Paper and Packaging Corporation (“KapStone”), WestRock Company (formerly known as Whiskey Holdco, Inc.) (the “Company” or “WestRock”), Whiskey Merger Sub, Inc. and Kola Merger Sub, Inc., the Company acquired all of the outstanding shares of KapStone through a transaction in which: (i) Whiskey Merger Sub, Inc. merged with and into WRKCo, with WRKCo surviving such merger as a wholly owned subsidiary of the Company (the “WestRock Merger”) and (ii) Kola Merger Sub, Inc. merged with and into KapStone, with KapStone surviving such merger as a wholly owned subsidiary of the Company (the “KapStone Merger” and, together with the WestRock Merger, the “Mergers”). As a result of the Mergers, among other things, the Company became the ultimate parent of WRKCo, KapStone and their respective subsidiaries. Effective as of the effective time of the Mergers (the “Effective Time”), the Company changed its name to “WestRock Company” and WRKCo changed its name to “WRKCo Inc.”.

The Mergers and the Merger Agreement were previously described in the Registration Statement on Form S-4 (Registration No. 333-223964) filed by the Company (as amended, the “Registration Statement”) and the definitive proxy statement/prospectus of KapStone and the Company, dated August 1, 2018 (the “Proxy Statement/Prospectus”).

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to WRKCo and KapStone pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain events with respect to the Company in connection with the consummation of the Mergers.

Item 1.01.	Entry Into a Material Definitive Agreement.

Credit Agreements

In connection with the Mergers, the Company and certain of its subsidiaries entered into (i) a joinder to the credit agreement, dated July 1, 2015 (the “2015 Credit Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and multicurrency agent, (ii) a joinder to the credit agreement, dated October 31, 2017 (the “2017 Credit Agreement”), with Wells Fargo, as administrative agent, (iii) a joinder to the credit agreement, dated July 1, 2015 (the “Farm Loan Credit Agreement”), with CoBank, ACB, as administrative agent, and (iv) a joinder to the credit agreement, dated April 27, 2018 (the “European Revolving Credit Agreement” and, together with the 2015 Credit Agreement, the 2017 Credit Agreement and the Farm Loan Credit Agreement, the “Specified Credit Agreements”), with Coöperatieve Rabobank U.A., New York Branch, as administrative agent (clauses (i) through (iv), collectively, the “Joinders”). The Joinders, among other things, add the Company as a party to, and a guarantor under, each of the Specified Credit Agreements.

The foregoing summary of the Joinders does not purport to be complete and is subject to and qualified in its entirety by reference to the Joinders, copies of which are filed as Exhibits 10.1 through 10.4 hereto and incorporated herein by reference.

As a result of the consummation of the Mergers and the execution of the Joinders, the previously disclosed amendments to the 2015 Credit Agreement, the 2017 Credit Agreement and the Farm Loan Credit Agreement became effective. Such amendments are described in, and attached as Exhibits 10.2, 10.3 and 10.4 to, WRKCo’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 9, 2018.

Supplemental Indentures

WestRock RKT, LLC, a Georgia limited liability company (“RKT”), is a party to (i) an indenture, dated as of February 22, 2012, by and among RKT, the guarantors party thereto and HSBC Bank USA, National Association, as trustee (as supplemented from time to time, the “HSBC RKT Indenture”), under which RKT has issued the 4.450% Senior Notes due 2019 and the 4.900% Senior Notes due 2022 and (ii) an indenture, dated as of September 11, 2012, by and among RKT, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented from time to time, the “BONYM RKT Indenture” and, together with the HSBC RKT Indenture, the “RKT Indentures”), under which RKT has issued the 3.500% Senior Notes due 2020 and the 4.000% Senior Notes due 2023.

WestRock MWV, LLC, a Delaware limited liability company (“MWV”), is a party to (i) an indenture, dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as trustee (as supplemented from time to time, the “1982 Indenture”), under which MWV has issued the 9.830% Notes due 2020; (ii) an indenture, dated as of March 1, 1983, between MWV and The Bank of New York Mellon (as successor to Irving Trust Company), as trustee (as supplemented from time to time, the “1983 Indenture”), under which MWV has issued the 9.750% Debentures due 2020, the 7.500% Sinking Fund Debentures due 2027, the 7.650% Sinking Fund Debentures due 2027, the 8.200% Debentures due 2030 and the 7.950% Debentures due 2031; (iii) an indenture, dated as of February 1, 1993, between MWV and The Bank of New York Mellon (as successor to The First National Bank of Chicago), as trustee (as supplemented from time to time, the “1993 Indenture”), under which MWV has issued the 6.840% Debentures due 2037 and the 7.550% Debentures due 2047; and (iv) and an indenture, dated as of April 2, 2002, between MWV and The Bank of New York Mellon (as successor to the Bank of New York), as trustee (as supplemented from time to time, the “2002 Indenture” and, together with the 1982 Indenture, the 1983 Indenture and the 1993 Indenture, the “MWV Indentures”), under which MWV has issued the 7.375% Notes due 2019 and the 6.800% Debentures due 2032.

WRKCo is a party to an indenture, dated as of August 24, 2017, by and among WRKCo, RKT, MWV and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented from time to time, the “WRK Indenture”) under which WRKCo has issued the 3.000% Senior Notes due 2024, the 3.750% Senior Notes due 2025, the 3.375% Senior Notes due 2027 and the 4.000% Senior Notes due 2028.

In connection with the Mergers, the Company, WRKCo, RKT and MWV entered into supplemental indentures (a) to add the Company as a guarantor of the obligations of RKT under the RKT Indentures and all outstanding debt securities issued thereunder; (b) to add the Company as a guarantor of the obligations of MWV under the MWV Indentures and all outstanding debt securities issued thereunder and (c) to add the Company as a guarantor of the obligations of WRKCo under the WRK Indenture. On November 2, 2018, the Company, WRKCo, RKT, MWV and the appropriate trustees, entered into (i) Supplemental Indenture No. 4 to the HSBC RKT Indenture; (ii) Supplemental Indenture No. 4 to the BONYM RKT Indenture; (iii) the Eighth Supplemental Indenture to the 1982 Indenture; (iv) the Fourth Supplemental Indenture to the 1983 Indenture; (v) the Fifth Supplemental Indenture to the 1993 Indenture; (vi) the Second Supplemental Indenture to the 2002 Indenture and (vii) the Third Supplemental Indenture to the WRK Indenture ((i) through (vii) together, the “Supplemental Indentures”). The guarantees of the Company may be released upon the circumstances described in the Supplemental Indentures, including upon the merger with, consolidation into or transfer of substantially all of the assets of any guarantor to another obligor in respect of the applicable RKT Indenture, MWV Indenture or WRK Indenture.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1 through 4.7 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 2, 2018, pursuant to the Merger Agreement, the Mergers were consummated and became effective as of the Effective Time. As a result of the Mergers, among other things, the Company became the ultimate parent of WRKCo, KapStone and their respective subsidiaries. The Mergers and the Merger Agreement were previously described in the Registration Statement and the Proxy Statement/Prospectus.

Pursuant to the Merger Agreement, at the Effective Time (a) each issued and outstanding share of common stock, par value $0.01 per share, of WRKCo (“WRKCo common stock”) was converted into one share of common stock, par value $0.01 per share, of the Company (“Company common stock”) and (b) each issued and outstanding share of common stock, par value $0.0001 per share, of KapStone (“KapStone common stock”) (other than shares of KapStone common stock owned by (i) KapStone or any of its subsidiaries or (ii) any KapStone stockholder who properly exercised appraisal rights with respect to its shares of KapStone common stock in accordance with Section 262 of the Delaware General Corporation Law) was automatically canceled and converted into the right to receive (1) $35.00 in cash, without interest (the “Cash Consideration”), or, at the election of the holder of such share of KapStone common stock, (2) 0.4981 shares of Company common stock (the “Stock Consideration”) and cash in lieu of fractional shares, subject to proration procedures designed to ensure that the Stock Consideration would be received in respect of no more than 25% of the shares of KapStone common stock issued and outstanding immediately prior to the Effective Time (the “Maximum Stock Amount”). Each share of KapStone common stock in respect of which a valid election of Stock Consideration was not made by 5:00 p.m. New York City time on September 5, 2018 (the “Election Deadline”) was converted into the right to receive the Cash Consideration.

KapStone stockholders elected to receive Stock Consideration that was less than the Maximum Stock Amount and no proration was required. As a result, KapStone stockholders will receive in the aggregate approximately $3.3 billion in cash and 1,564,992 shares of WestRock common stock, which equals 0.6% of the issued and outstanding shares of WestRock common stock immediately following the Effective Time.

In addition, pursuant to the Merger Agreement, at the Effective Time, the Company assumed any outstanding awards granted under the equity-based incentive plans of WRKCo and KapStone (including the shares underlying such awards), the award agreements evidencing the grants of such awards and, in the case of the WRKCo equity-based incentive plans, the remaining shares available for issuance under the applicable plan, in each case subject to adjustments to such awards in the manner set forth in the Merger Agreement.

The shares of both WRKCo common stock and KapStone common stock will be suspended from trading on the New York Stock Exchange (the “NYSE”) prior to the open of trading on November 5, 2018. Shares of Company common stock will continue regular-way trading on the NYSE using WRKCo’s trading history under the ticker symbol “WRK” immediately following the suspension of trading of WRKCo common stock.

This Current Report on Form 8-K establishes the Company as the successor issuer to WRKCo and KapStone pursuant to Rule 12g-3(c) under the Exchange Act. Pursuant to 12g-3(d) under the Exchange Act, shares of Company common stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The description of Company common stock set forth in the Proxy Statement/Prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, WRKCo or KapStone, and should not be relied upon as disclosure about the Company, WRKCo or KapStone without consideration of the periodic and current reports and statements that the Company, WRKCo and KapStone file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations among the parties, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, such representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

The information set forth in the “Explanatory Note” and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In  connection with the Mergers, on November 2, 2018, the Company borrowed $3,800,000,000 under the credit agreement, dated as of March 7, 2018 (the “Delayed Draw Credit Agreement”), among the Company, WRKCo and certain subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto and Wells Fargo, as administrative agent. The borrowings under the Delayed Draw Credit Agreement consisted of a 364-day senior unsecured term loan in an aggregate principal amount of $300,000,000, a three-year senior unsecured term loan in an aggregate principal amount of $1,750,000,000 and a five-year senior unsecured term loan in an aggregate principal amount of $1,750,000,000, and were used by the Company to pay the Cash Consideration, to repay indebtedness under that certain Second Amended and Restated Credit Agreement, dated June 1, 2015, by and among KapStone, KapStone Kraft Paper Corporation, as borrower, the subsidiaries of KapStone Kraft Paper Corporation named therein, as guarantors, the lenders named therein and Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, to pay fees and expenses incurred in connection with the Mergers and to provide for working capital for the Company and its subsidiaries. The Delayed Draw Credit Agreement is described in, and attached as Exhibit 10.1 to, WRKCo’s Form 8-K filed with the SEC on March 9, 2018.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, shares of WRKCo common stock and KapStone common stock were each registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the Mergers, WRKCo has requested that the NYSE file a Form 25 to withdraw the shares of WRKCo common stock from listing on the NYSE, and KapStone has requested that the NYSE file a Form 25 to withdraw the shares of KapStone common stock from listing on the NYSE. The shares of both WRKCo common stock and KapStone common stock will be suspended from trading on the NYSE prior to the open of trading on November 5, 2018. WRKCo expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of WRKCo common stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of WRKCo, and KapStone expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of KapStone common stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of KapStone.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In connection with the Mergers, prior to the Effective Time, the Company’s board of directors (the “Board”) approved an increase in the size of the Board from two to thirteen directors. Effective as of the Effective Time, Steven C. Voorhees and Ward H. Dickson, members of the Board since the Company’s incorporation, tendered their letters of resignation from the Board, and the directors of WRKCo at the Effective Time became the directors of the Company. The names of the directors of the Company are as follows: Colleen F. Arnold, Timothy J. Bernlohr, J. Powell Brown, Michael E. Campbell, Terrell K. Crews, Russell M. Currey, John A. Luke, Jr., Gracia C. Martore, James E. Nevels, Timothy H. Powers, Steven C. Voorhees, Bettina M. Whyte and Alan D. Wilson.

Committee Appointments

Effective as of the Effective Time, the Nominating and Corporate Governance Committee, the Compensation Committee, the Audit Committee, the Finance Committee and the Executive Committee of the Board are comprised of the same directors as those who comprised such committees of the board of directors of WRKCo at the Effective Time. The composition of each of the committees of the Board is indicated below:

Nominating and Governance Committee

Bettina M. Whyte (Chairman)

Timothy J. Bernlohr

Michael E. Campbell

James E. Nevels

Alan D. Wilson

Compensation Committee

Timothy J. Bernlohr (Chairman)

Michael E. Campbell

Gracia C. Martore

Timothy H. Powers

Bettina M. Whyte

Audit Committee

Gracia C. Martore (Chairman)

Colleen F. Arnold

J. Powell Brown

Terrell K. Crews

Russell M. Currey

Timothy H. Powers

Finance Committee

Alan D. Wilson (Chairman)

Colleen F. Arnold

J. Powell Brown

Terrell K. Crews

Russell M. Currey

James E. Nevels

Executive Committee

John A. Luke, Jr. (Chairman)

Timothy J. Bernlohr

Gracia C. Martore

Steven C. Voorhees

Bettina M. Whyte

Executive Officers

In connection with the Mergers, effective as of the Effective Time, all officers of the Company tendered their letters of resignation and the officers of WRKCo at the Effective Time became the officers of the Company. The names of these executive officers and their respective positions are indicated below:

Steven C. Voorhees	Chief Executive Officer and President
Jeffrey W. Chalovich	President, Corrugated Packaging
Ward H. Dickson	Executive Vice President and Chief Financial Officer
Robert A. Feeser	President, Consumer Packaging
Kelly C. Janzen	Chief Accounting Officer
Vicki L. Lostetter	Chief Human Resources Officer
Robert B. McIntosh	Executive Vice President, General Counsel and Secretary
James B. Porter III	President, Business Development & Latin America
Marc P. Shore	President, Multi Packaging Solutions

Compensatory Plans

In connection with the Mergers, effective as of the Effective Time, the Company assumed the sponsorship of each of the following compensatory plans of WRKCo or KapStone, as applicable: (i) the WRKCo Employee Stock Purchase Plan; (ii) the WRKCo Amended and Restated 2016 Stock Incentive Plan; (iii) the MeadWestvaco Corporation 2005 Performance Incentive Plan, Amended and Restated Effective February 25, 2013; (iv) the RockTenn (SSCC) Equity Incentive Plan; (v) the Rock-Tenn Company Amended and Restated 2004 Incentive Stock Plan; (vi) the Multi Packaging Solutions International Limited 2015 Incentive Award Plan; (vii) the KapStone 2016 Incentive Plan; (viii) the KapStone 2014 Incentive Plan; and (ix) the KapStone 2006 Incentive Plan (amended and restated as of May 18, 2012). The Company also assumed any outstanding awards granted under the plans listed above (including the shares underlying such awards), the award agreements evidencing the grants of such awards and, in the case of the WRKCo plans listed above, the remaining shares available for issuance under the applicable plan, including any awards granted to the Company’s directors or executive officers, in each case subject to adjustments to such awards in the manner set forth in the Merger Agreement.

In addition, in connection with the Mergers, effective as of the Effective Time, the Company assumed the sponsorship of certain of the other employee compensation and benefit plans and agreements of WRKCo or KapStone, as applicable, including the following plans and agreements, as well as any rights and obligations of WRKCo or KapStone thereunder: (i) the WRKCo 401(k) Retirement Savings Plan; (ii) the MeadWestvaco Corporation Executive Retirement Plan, as amended and restated effective January 1, 2009; (iii) the Rock-Tenn Company Supplemental Executive Retirement Plan, as amended and restated through October 27, 2011; (iv) the MeadWestvaco Corporate Retirement Restoration Plan, effective January 1, 2015; (v) the WRKCo Deferred Compensation Plan; (vi) the WRKCo 2016 Deferred Compensation Plan for Non-Employee Directors; (vii) the MeadWestvaco Corporation Deferred Income Plan Restatement, effective January 1, 2007, as amended; (viii) the WRKCo Consolidated Pension Plan; (ix) the Letter Agreement between Robert A. Feeser and WRKCo, dated December 12, 2016; (x) the Employment Agreement between Marc Shore, Multi Packaging Solutions International Limited and WRKCo, dated January 23, 2017; (xi) the Rock-Tenn Company Annual Executive Bonus Program, as amended; (xii) the WRKCo Second Amended and Restated Annual Executive Bonus Plan; (xiii) the KapStone 401(k) Plan; and (xiv) the KapStone Defined Benefit Retirement Plan, as amended and restated effective January 1, 2015.

Additional information required by Items 5.02(c), (d) and (e) is included in (i) the Proxy Statement/Prospectus, (ii) WRKCo’s definitive annual proxy statement filed with the SEC on December 19, 2017 and (iii) WRKCo’s Current Reports on Form 8-K filed on each of November 29, 2017 and July 27, 2018 and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2018, in connection with the Mergers, the Company amended and restated its Certificate of Incorporation and Bylaws to contain provisions identical to the certificate of incorporation and bylaws of WRKCo immediately prior to the Effective Time. At the Effective Time, the Company amended its Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to change the Company’s name to “WestRock Company”. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended and currently in effect, are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Rule 3-05 of Regulation S-X were previously reported in, or incorporated by reference into, the Proxy Statement/Prospectus.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 28, 2018, among the Company, WRKCo, KapStone, Whiskey Merger Sub, Inc. and Kola Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to WRKCo’s Current Report on Form 8-K, filed with the SEC on January 29, 2018).

3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of November 2, 2018.

3.2	Amended and Restated Bylaws of the Company, effective as of November 2, 2018.

4.1	Supplemental Indenture No. 4, dated as of November 2, 2018, to the Indenture dated as of February 22, 2012, by and among RKT, the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.

4.2	Supplemental Indenture No. 4, dated as of November 2, 2018, to the Indenture dated as of September 11, 2012, by and among RKT, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Eighth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas, as Trustee.

4.4	Fourth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee.

4.5	Fifth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee.

4.6	Second Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee.

4.7	Third Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of August 24, 2017, among WRKCo, RKT, MWV and The Bank of New York Mellon, as Trustee.

10.1	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of July 1, 2015, by and among the Company, WestRock CP, LLC, WestRock Converting Company, WestRock Virginia Corporation and CoBank, ACB, as administrative agent.

10.2	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of October 31, 2017, by and among the Company, WRKCo and Wells Fargo Bank, National Association, as administrative agent.

10.3	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of July 1, 2015, among the Company, WRKCo, WestRock Company of Canada Holdings Corp./Compagnie de Holdings WestRock du Canada Corp. and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

10.4	Joinder, dated as of November 2, 2018, to the Credit Agreement dated as of April 27, 2018, by and among the Company, WRKCo and Coöperatieve Rabobank U.A., New York Branch, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTROCK COMPANY

By:	/s/ Robert B. McIntosh
	Name:	Robert B. McIntosh
	Title:	Executive Vice President, General Counsel and Secretary

Date: November 7, 2018